UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:              811-07533

The Lou Holland Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Address of principal executive offices)

Monica L. Walker

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Susan Chamberlain

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2008 – June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of

Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

LOU HOLLAND

GROWTH FUND

SEMI-ANNUAL REPORT

June 30, 2008 (Unaudited)

LOU HOLLAND

GROWTH FUND

Letter to Shareholders August 2008

Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

Due to concerns about a slowing economy and continued turmoil in the financial markets, the first six months of 2008 was one of the worst periods for the domestic stock market since 1970. As we have indicated in the past, the Fund’s conservative growth at a reasonable price strategy generally exhibits better relative performance in down or bear market cycles as compared to more aggressive growth strategies. In the current difficult market environment, the Fund outperformed its benchmarks. For the six-month period ended June 30, 2008, the Fund returned -5.65% as compared to the Fund’s style benchmark, the Russell 1000® Growth Index, which fell -9.06%, and its secondary benchmark, the S&P 500 Index, which slid -11.91%.

Fund Performance

Stock selection was the primary driver of performance with energy holdings providing the largest positive contribution to the Fund’s return. As crude oil and natural gas prices continued to rise during the first half of the year, energy was one of the few areas of the equity market that generated positive returns. Given the Fund’s exposure in this area, energy holdings made a significant contribution, with XTO Energy, Halliburton, Southwestern Energy, and Occidental Petroleum the top contributors. The Fund has benefited from a solid weight in energy over the past several years and it is interesting to note how the strong performance of energy stocks has impacted the Russell 1000® Growth Index over that time. The combined weight of integrated oils and other energy has risen from less than 2% of the benchmark at the time of its reconstitution in 2004 to approximately 13% at June 30, 2008.

Another top contributor to performance was Burlington Northern Santa Fe, in the autos & transportation sector. The stock moved higher after turning in several good quarterly earnings reports and is undergoing a revaluation by investors, implying a higher multiple, as the structure of and pricing in the railroad industry continue to improve.

The financial services and technology sectors have been among the worst performing market sectors so far during 2008, yet Fund holdings in these sectors performed relatively better than the sectors overall. Over the past 12 to 18 months, the Fund’s exposure to stocks with mortgage and/or credit issues has been reduced dramatically. So, as most financial companies continued to struggle in 2008, Fund holdings performed better. In technology, several of the Fund’s more defensive technology holdings held up nicely, namely International Business Machines (IBM) and Affiliated Computer Services. Their performance helped offset weakness in one of the largest holdings, Citrix Systems, which, despite healthy quarterly results, fell on management’s cautious outlook and concerns about the possible impact of a global slowdown on their sales.

LOU HOLLAND

GROWTH FUND

Suntech Power ADR, one of the Fund’s best performing holdings in 2007, has fallen precipitously thus far in 2008 as the company slightly missed Q4 2007 earnings estimates and, to the dismay of investors, stuck to their previously issued earnings guidance. Suntech has also been hurt by concerns that a shortage of silicon will impair their ability to grow and improve their profit margins. Additionally, the shares have been plagued by rumors of subsidy cuts in both Germany and Spain. We believe that the silicon supply shortage will likely prove a transitory issue and that concerns regarding subsidies will dissipate as the solar module manufacturing industry continues to grow.

As already mentioned, the Fund benefited from our decision to maintain an overweight in energy-related stocks, a leading market sector during the year, and an underweight in consumer discretionary stocks, a lagging market sector because of a slowdown in consumer spending, and financial services stocks, which continue to be impacted by the mortgage and credit crisis. These positive effects were partially offset by a lack of exposure to materials & processing, a sector that has performed well during the year.

Portfolio Changes

Our fundamental, bottom-up research identified a number of names during the first half of 2008 that met our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. Additions to the Fund include YUM! Brands and Praxair.

YUM! Brands, operates Kentucky Fried Chicken (KFC), Taco Bell, and Pizza Hut, and has the world’s largest system of restaurants with over 35,000. Despite the company’s consumer orientation, we believe it is in a position to generate double-digit earnings growth as China and international markets become a larger portion of overall profits, and as the slower growing U.S. becomes a smaller portion. Other key drivers include strong cash flow, high return on capital, and a commitment by management to return money to shareholders.

After careful research, we found Praxair, a company within the industrial gas industry that appears to be benefiting strongly from growth in emerging markets and that has also benefited from disciplined pricing amongst existing industry competitors. Praxair’s highly visible revenue stream and diverse end markets make its business model attractive. Further, we like Praxair’s increasing focus on international markets and its very capable management team who have been excellent stewards of capital.

Stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea. A number of stocks were sold during the first half of the year, including American International Group (AIG), Walgreen, General Electric (GE), Johnson & Johnson, Teva Pharmaceuticals, and Invitrogen.

AIG was sold as we continued to prune the portfolio of financial stocks with questionable exposure to mortgages and credit. We also parted with Walgreen and GE, companies that no longer meet our long-term growth criteria. Several health care stocks

LOU HOLLAND

GROWTH FUND

were exited due to stock specific issues, which also provided an opportunity to reduce the Fund’s overall exposure to health care given our concerns about the 2008 Presidential election’s consequences and the future profitability of many of the companies within this sector.

Outlook

Due to a sluggish economy and turmoil in the credit, mortgage and housing markets, the stock market has now experienced negative returns for three consecutive quarters, pushing several of the major U.S. stock market indexes into bear market territory. The Federal Reserve has taken a number of steps since August 2007 to help avoid a recession and ease the ongoing woes in the financial markets. We clearly recognize the difficult position which the Fed is currently navigating. However, it is becoming apparent that the Fed’s response may have stoked the fire of accelerating inflation within the U.S., at least in the short-term. History suggests that there exists an unfavorable relationship between increasing inflation rates and real returns for both stocks and bonds.

We are unable to predict the extent or timing of the economic slowdown or of a financial market turnaround, or how or when the situation will be resolved. Therefore, we remain cautious as we move into the second half of the year, looking for further clues about the state of the economy and the financial system. We continue to monitor consumer spending, which represents approximately 70% of economic growth, as the short-term impact of the tax rebate checks subsides and as high oil and gas prices and tighter credit standards continue to crimp consumers. The credit, mortgage, and housing markets still exhibit signs of turmoil. Given these issues, we remain underweighted in financial services and consumer discretionary stocks.

We expect the stock market to remain choppy near-term as investors continue to digest and react to data and news flow in anticipation of a reversal in the trends that have negatively impacted the market over the past several quarters. Second quarter corporate earnings reports may provide valuable insight which, along with rhetoric surrounding future presidential policies, could result in additional stock price volatility near-term. As mentioned, we are concerned about inflationary pressures and will be monitoring second quarter corporate earnings reports to gauge how accelerating inflation is affecting both the consumer and corporations. Overall, we are exercising selectivity in both individual stock and sector allocation decisions.

While the current business cycle is challenging, we continue to be optimistic about conservative growth stocks in general. In the near-term period of economic and stock market uncertainty, we expect investors to continue to favor companies with the most stable and highest-quality earnings growth and to gravitate to companies with strong financial positions, good earnings growth potential, reasonable valuations and low debt levels, measures consistent with our bottom-up, fundamental investment criteria. We view the current weak market environment as an opportunity to search for names that

LOU HOLLAND

GROWTH FUND

now fit our long-term growth at a reasonable price criteria and/or that may benefit from a return of domestic economic growth in the future as well growth outside the U.S.

We believe that our extensive investment experience and our conservative growth strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. This proven strategy has served us and shareholders well over time as we avoided the excesses of the technology bubble of 2000 and 2001 and appear to be on our way to successfully steering the Fund through the credit storm of 2007 and 2008.

Sincerely,

Monica L. Walker

President & Chief Investment Officer - Equity

LOU HOLLAND

GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 06/30/98. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html.

RUSSELL 1000® GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 647 of those Russell 1000® companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Average Annual Rate of Return for the Periods Ended June 30, 2008

	Year-to-Date*	1 Year	5 Years	10 Years
Lou Holland Growth Fund	-5.65%	-4.04%	6.46%	3.26%
Russell 1000® Growth Index	-9.06%	-5.96%	7.32%	0.96%

*	For the six month period ending June 30, 2008, not audited.

LOU HOLLAND

GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bank”), charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Industry Sectors as of June 30, 2008 (Unaudited) Percentages relate to long term investments

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (01/01/08)	Ending Account Value (06/30/08)	Expenses Paid During Period* (01/01/08 – 06/30/08)
Lou Holland Growth Fund Actual	$1,000	$943.50	$6.52
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio (after reimbursement) of 1.35%, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period from January 1, 2008 to June 30, 2008).

LOU HOLLAND

GROWTH FUND

Statement of Assets and Liabilities

June 30, 2008

(Unaudited)

ASSETS:
Investments, at value (cost $41,900,946)	$50,708,845
Dividends receivable	25,509
Receivable from investment securities sold	200,033
Receivable from shareholders for purchases	2,471
Receivable from Investment Adviser	72,155
Other assets	13,909

Total Assets	$51,022,922

LIABILITIES:
Payable to Investment Adviser	$36,643
Payable for investment securities purchased	334,111
Payable to shareholders for redemptions	75,007
Accrued expenses and other liabilities	56,006

Total Liabilities	501,767

NET ASSETS	$50,521,155

NET ASSETS CONSIST OF:
Capital stock	$40,987,540
Accumulated net realized gain on investments	816,264
Net unrealized appreciation on investments	8,807,899
Accumulated net investment loss	(90,548)

Total Net Assets	$50,521,155

Shares outstanding	2,703,278

Net Asset Value, Redemption Price and Offering Price Per Share	$18.69

Statement of Operations

For the Six Months Ended June 30, 2008

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $540)	$253,393

Total Investment Income	253,393

EXPENSES:
Investment management fees	216,556
Legal fees	58,822
Trustee fees	30,000
Transfer agent fees	25,480
Accounting fees	24,266
Audit and tax fees	17,694
Administration fees	12,738
Printing costs	12,638
Registration fees	11,146
Custody fees	3,640
Other	31,806

Total expenses before waiver and reimbursement	444,786
Less: Waiver and reimbursement from Investment Adviser	(100,845)

Net Expenses	343,941

NET INVESTMENT LOSS	(90,548)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,220,214
Change in unrealized appreciation (depreciation) on investments	(4,340,061)

Net realized and unrealized loss on investments	(3,119,847)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,210,395)

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Statements of Changes in Net Assets (Unaudited)

	For the Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

OPERATIONS:
Net investment loss	$(90,548)	$(109,640)
Net realized gain on investments	1,220,214	1,169,065
Change in unrealized appreciation (depreciation) on investments	(4,340,061)	4,160,732

Net increase (decrease) in net assets from operations	(3,210,395)	5,220,157

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	—	(16,362)
Distributions from net realized gains	—	(1,582,850)

Total distributions	—	(1,599,212)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,794,164	2,072,261
Net asset value of shares issued for reinvested distributions	—	1,596,645
Cost of shares redeemed	(3,765,892)	(10,579,955)

Net decrease in net assets from capital share transactions	(1,971,728)	(6,911,049)

TOTAL DECREASE IN NET ASSETS	(5,182,123)	(3,290,104)

NET ASSETS:
Beginning of period	55,703,278	58,993,382

End of period (including undistributed net investment income (loss) of ($90,548) and $0, respectively)	$50,521,155	$55,703,278

CHANGES IN SHARES OUTSTANDING:
Shares sold	94,337	105,757
Shares reinvested	—	81,922
Shares redeemed	(202,424)	(539,578)

Net decrease	(108,087)	(351,899)

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Financial Highlights (Unaudited)

	For the Six Months Ended June 30, 2008 (Unaudited)		Years Ended December 31,
			2007	2006	2005	2004	2003
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$19.81		$18.65	$17.99	$18.23	$16.58	$12.98

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)		(0.04)	0.02	(0.03)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	(1.09)		1.79	0.92	(0.12)	1.80	3.62

Total from investment operations	(1.12)		1.75	0.94	(0.15)	1.85	3.60

Less distributions:
Dividends from net investment income	—		(0.01)	(0.01)	—	(0.05)	—
Distributions from capital gains	—		(0.58)	(0.27)	(0.09)	(0.15)	—

Total distributions	—		(0.59)	(0.28)	(0.09)	(0.20)	—

Net asset value, end of period	$18.69		$19.81	$18.65	$17.99	$18.23	$16.58

Total return	(5.65	)%(2)	9.40%	5.23%	(0.80)%	11.21%	27.73%

Supplemental data and ratios:

Net assets, end of period	$50,521,155		$55,703,278	$58,993,382	$40,070,057	$42,143,873	$34,822,593

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.75	%(3)	1.41%	1.47%	1.65%	1.88%	1.69%
After expense waiver and reimbursement	1.35	%(3)	1.35%	1.35%	1.35%	1.35%	1.35%

Ratios of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.75	)%(3)	(0.25)%	(0.02)%	(0.47)%	(0.24)%	(0.45)%
After expense waiver and reimbursement	(0.36	)%(3)	(0.19)%	0.10%	(0.17)%	0.29%	(0.11)%

Portfolio turnover rate	25.08	%(2)	25.58%	31.64%	30.63%	40.83%	37.10%

(1)	Calculated using average shares outstanding method.

(2)	Not annualized

(3)	Annualized

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments

June 30, 2008 (Unaudited)

Number of Shares		Value
	COMMON STOCKS - 98.5% (a)
	Auto & Transportation - 4.0%
13,050	Burlington Northern Santa Fe Corp.	$1,303,565
11,300	United Parcel Service Inc. - Class B	694,611

		1,998,176

	Consumer Discretionary - 11.4%
6,050	Costco Wholesale Corp.	424,347
2,500	Google Inc. - Class A*	1,316,050
21,450	International Game Technology	535,821
6,100	Kohl’s Corp.*	244,244
8,200	MSC Industrial Direct Co. - Class A	361,702
22,950	Staples Inc.	545,063
9,950	Wal-Mart Stores, Inc.	559,190
25,700	Walt Disney Co.	801,840
27,400	Yum! Brands Inc.	961,466

		5,749,723

	Consumer Staples - 6.5%
7,800	Diageo Plc - ADR	576,186
24,500	PepsiCo, Inc.	1,557,955
18,550	Procter & Gamble Co.	1,128,026

		3,262,167

	Financial Services - 5.9%
10,450	AFLAC Inc.	656,260
14,850	Automatic Data Processing, Inc.	622,215
2,700	Goldman Sachs Group, Inc.	472,229
45,850	TD Ameritrade Holding Corp.*	829,427
5,150	Visa Inc. - Class A*	418,746

		2,998,877

Number of Shares		Value
	Healthcare - 12.1%
17,800	Covidien Ltd. f	$852,442
12,250	CVS Caremark Corp.	484,732
12,800	Genzyme Corp.*	921,856
20,850	Hospira Inc.*	836,294
11,000	Laboratory Corporation of America Holdings*	765,930
15,600	McKesson Corp.	872,196
69,400	Schering-Plough Corp.	1,366,486

		6,099,936

	Integrated Oils - 5.7%
12,650	Exxon Mobil Corp.	1,114,845
19,800	Occidental Petroleum Corp.	1,779,228

		2,894,073

	Materials & Processing - 1.2%
6,650	Praxair Inc.	626,696

	Other - 1.9%
19,250	Honeywell International Inc.	967,890

	Other Energy - 13.7%
17,750	BJ Services Co.	566,934
35,100	Halliburton Co.	1,862,757
13,850	Noble Corp. f	899,696
25,700	Southwestern Energy Co.*	1,223,577
34,500	XTO Energy, Inc.	2,363,595

		6,916,559

	Producer Durables - 7.9%
22,150	American Tower Corp.*	935,838
12,850	Roper Industries Inc.	846,558
33,550	Suntech Power Holdings Co. Ltd. - ADR*	1,256,783
6,600	Terex Corp.*	339,042
9,800	United Technologies Corp.	604,660

		3,982,881

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments (Continued)

June 30, 2008 (Unaudited)

Number of Shares		Value
	Technology - 26.3%
39,300	Adobe Systems Inc.*	$1,548,027
7,500	Affiliated Computer Services Inc. - Class A*	401,174
13,550	Apple Inc.*	2,268,812
64,100	Cisco Systems, Inc.*	1,490,966
64,400	Citrix Systems, Inc.*	1,894,004
52,650	Intel Corp.	1,130,922
10,600	International Business Machines Corp.	1,256,418
71,650	Microsoft Corp.	1,971,092
17,550	QUALCOMM Inc.	778,694
29,100	Symantec Corp.*	563,084

		13,303,193

	Utilities - 1.9%
13,350	Questar Corp.	948,384

	Total common stocks (cost $40,940,656)	49,748,555

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.9% (a)
	Money Market Fund - 1.9%
960,290	Fidelity Institutional Government Money Market Fund, 2.27% (b)	$960,290

	Total short-term investments (cost $960,290)	960,290

	Total investments – 100.4% (cost $41,900,946)	50,708,845

	Other liabilities in excess of other assets – (0.4%) (a)	(187,690)

	TOTAL NET ASSETS – 100%	$50,521,155

(a)	Percentages for the various classifications relate to net assets.

(b)	Dividend yield changes to reflect current market conditions. Rate is quoted yield as of June 30, 2008.

f	Foreign Security

*	Non-income producing security

ADR	– American depository receipt

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Notes to the Schedule of Investments (Unaudited)

Fair Value Measurements-SFAS No. 157

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

SFAS No. 157 establishes a three level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Fund’s investments. Level 1 includes valuations based on quoted prices of identical securities in active markets. Level 2 includes valuations for which all significant inputs are observable. Observable inputs include closing prices of similar securities in active markets or closing prices for identical or similar securities in non-active markets. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including securities that were valued at a fair value as determined in good faith using procedures adopted by The Lou Holland Trust’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments requiring disclosure under SFAS No. 157, as noted above, as of June 30, 2008:

Investments in Securities
Level 1	$50,708,845
Level 2	—
Level 3	—

Total	$50,708,845

The accompanying notes are an integral part of these Financial Statements.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value.

The Fund’s financial statements have been prepared as of the close of trading on the New York Stock Exchange (the “Exchange”) on June 30, 2008. The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern Time) on the Exchange on every day the Exchange is open for trading. Stocks are valued at the last quoted sales price on the exchange on which they are primarily traded. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Investments in mutual funds are valued at the net asset value per share determined as of the close of the Exchange on valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such price does not approximate market value.

If market quotations are not readily available or if it is determined that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Situations that may require a security to be fair valued include instances where a security is thinly traded, halted or restricted to resale. In addition, securities may also be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

If a security is valued at a “fair value”, the value may be different from the last quoted market price for the security. Although there can be no assurance, in general, the “fair value” of a security shall be the amount the owner of such security might reasonably expect to receive upon its current sale. As of June 30, 2008, no securities were fair valued.

b) Security Transactions and Investment Income - Investment transactions are recorded on trade date. The Fund determines gain or loss realized from investment transactions by comparing the original cost of the security lot sold with net sales proceeds. Dividend income is recognized on ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.

c) Federal Income Taxes - The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, which is applicable to regulated investment companies. Therefore, no federal income tax provision is required.

d) Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Net realized capital gains will be distributed only to the extent they exceed available capital loss carryforwards.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the six months ended June 30, 2008, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	12,776,900	14,606,183

3. FEDERAL INCOME TAX MATTERS	The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. Permanent differences, such as gain recognition on contributed securities and net operating losses, are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments was $41,949,398 and gross unrealized appreciation and depreciation of investments were as follows:

Gross unrealized:
Appreciation	$10,883,364
(Depreciation)	(2,123,917)

Net unrealized appreciation (depreciation) on investments	$8,759,447

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 2008 the Fund held securities with $16,487 of net unrealized appreciation relating to the transfer.

At December 31, 2007, the Fund’s last fiscal year end, the tax components of undistributed net ordinary income and net long-term capital gains were as follows:

Undistributed net ordinary income*	$25,264
Undistributed net long-term capital gain	—

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

The tax character of distributions paid for the year ended December 31, 2007, the Fund’s last fiscal year end, was as follows:

Distributions from:
Net ordinary income*	$420,235
Net long-term capital gains	1,178,977

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund had $380,762 of capital losses realized from November 1, 2007 through December 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Fund’s major tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, noted no material impact on the Fund’s financial statements during the period ended June 30, 2008.

4. RELATED PARTY AGREEMENTS	The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management LLC, formerly Holland Capital Management, L.P., (the “Investment Adviser”). Pursuant to its management agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

The Investment Adviser has contractually agreed to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Unaudited) (Continued)

a daily basis. This reimbursement may only be terminated under the approval of the Board. For the period ended June 30, 2008, the Investment Adviser waived and reimbursed the Fund $100,845.

5. DISTRIBUTION	The Trust has entered into a Distribution Agreement (“Distribution Agreement”) with Foreside Distribution Services, LLC (“Foreside”). Under the Distribution Agreement, Foreside acts as an agent of the Trust in connection with the offering of the shares of the Fund. The Investment Adviser provides compensation, at its own expense, to Foreside for providing distribution and other services. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

6. ADDITIONAL INFORMATION	For additional information about the Fund’s Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information also is available on the Fund’s website at http://www.hollandcap.com/lhgf_perf.html and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008, is also available on the Fund’s website or the Commission’s website. Information on how the Fund voted proxies is also available by calling 1-800-295-9779.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LOU HOLLAND

GROWTH FUND

Approval of Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) held on March 19, 2008, the Trustees, including a majority of the independent Trustees, voted to approve the Investment Management and Administration Agreement (the “Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Holland Capital Management LLC (the “Investment Adviser”). Pursuant to the Advisory Agreement, the Investment Adviser supervises and directs the day-to-day investments and operation of the Fund in accordance with the Fund’s investment objective, investment program, policies, and restrictions, subject to the authority of the Board. The Investment Adviser also supervises the overall administration of the Trust, which includes, among other activities, preparing and filing documents required for compliance of the Trust with applicable laws and regulations, preparing agendas and other supporting documents for the meetings of the Board, maintaining the corporate records and books of the Trust, and serving as the liaison with its independent registered public accountant and service providers such as the custodian, transfer agent, and administrator.

At the March 19, 2008 meeting, the Trustees were presented with information regarding, among other things:

•	the nature and extent of the services provided by the Investment Adviser;

•	the cost of those services;

•	the Investment Adviser’s personnel providing services to the Fund;

•	the investment performance of the Fund in relation to its benchmark index and in relation to other mutual funds of comparable size and investment style;

•	overall expenses of the Fund;

•	brokerage transactions and the cost thereof;

•	the financial condition of the Investment Adviser; and

•	the effect of the Fund’s relatively small size, and prospects for future growth, as those factors relate to investment performance and expenses.

The Trustees also considered information that is provided to them on an ongoing basis at regular meetings of the Board held throughout the year, such as performance and compliance reports, and the nature, extent and quality of non-investment management services provided by the Investment Adviser. In deciding to approve the Advisory Agreement, the Trustees did not identify any single factor as determinative, and each Trustee weighted the various factors as he or she deemed appropriate after consideration of the information as a whole.

LOU HOLLAND

GROWTH FUND

Approval of Advisory Agreement (Continued)

The Trustees considered the nature, extent and quality of the services provided by the Investment Adviser pursuant to the Advisory Agreement. The Trustees considered, among other things, the Investment Adviser’s investment personnel, experience, and performance, the resources dedicated to the Fund by the Investment Adviser, and the scope of the Investment Adviser’s advisory and administrative services under the Advisory Agreement. After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided by the Investment Adviser.

The Trustees considered information provided by an independent provider of investment company data comparing the Fund’s fees and expenses with those of other mutual funds of comparable size and investment style. It was noted that the Fund is a no-load mutual fund and has no 12b-1 fees, and that the Investment Adviser contractually is obligated to waive its investment management fee and reimburse other Fund expenses to the extent total expenses of the Fund exceed 1.35%. The Trustees reviewed the Fund’s total expenses and the level of management fees in relation to the fees and expenses of other mutual funds of comparable size and investment style, as well as the investment performance of the Fund in relation to such other mutual funds and in relation to the Fund’s benchmark index. The comparative data reviewed by the Trustees indicated that, while the total expenses of the Fund could be viewed as being higher than the average of similar no-load mutual funds, the Fund’s management fee was within the range of such other funds. The Board noted that many of the funds in the Fund’s expense group were small funds in large fund complexes, which may allow such funds to distribute their other operating expenses across a larger asset base. The Board considered the fact that the Investment Adviser was waiving a significant portion of the management fee.

With respect to performance, the Fund’s relative underperformance for the three most recent calendar years was noted and discussed by the Trustees. The Trustees also discussed the year-to-date performance of the Fund. The Board concluded that the Fund’s investment performance overall weighed in favor of renewing the Advisory Agreement.

The potential realization of economies of scale as the Fund grows was not viewed as being a significant factor given the relatively small size of the Fund, the current level of expense waivers and reimbursements by the Investment Adviser, and the fact that the current management fee schedule includes breakpoints as assets under management increase. The Trustees discussed the financial condition and profitability of the Investment Adviser and were assured of the Investment Adviser’s continued financial stability. The Trustees also considered the services provided by the Investment Adviser to other clients, including personnel, research and operational support. The Board considered fallout benefits available to the Investment Adviser, noting that the Fund’s

LOU HOLLAND

GROWTH FUND

Approval of Advisory Agreement (Continued)

custodian and principal underwriter were unaffiliated with the Investment Adviser. The Board also took into consideration that the Investment Adviser is authorized to direct the Fund’s brokerage transactions to brokers that provide the Investment Adviser with investment research and related services for which it might otherwise be obliged to pay from its own funds. The Board concluded that the fall-out-benefits were consistent with the fairness and reasonableness of the fee in light of the services provided.

After review and discussion of the information presented, the Trustees concluded that the current level of investment management fees paid by the Fund to the Investment Adviser is fair and reasonable in relation to the services to be rendered to the Fund under the Advisory Agreement, and that the Advisory Agreement is in the best interest of the Fund and its shareholders.

Shareholder Meeting Results

The Special Meeting of Shareholders of The Lou Holland Trust (the “Trust”) was held on April 29, 2008 at One North Wacker Drive, Suite 700, Chicago, Illinois. At the meeting, the following matter was voted upon and approved by the shareholders:

To elect three new Trustees to the Board of Trustees of the Trust to hold office until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Trustees	For	Withheld
Abe Tomás Hughes II	2,603,065	42,305
José L. Santillan	2,604,847	40,523
Monica L. Walker	2,588,702	56,668

Following the Special Meeting of Shareholders and the elections of Mr. Hughes, Mr. Santillan and Ms. Walker, Mr. Louis A. Holland and Mr. Philip Halpern resigned their positions as Trustees of the Trust.

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TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee and

Chair of the Audit Committee

Abe Tomás Hughes, Trustee

JoAnn Sannasardo Lilek, Trustee and

Chair of the Board of Trustees

José L. Santillan, Trustee

Monica L. Walker, President and Trustee

President and Chief Investment Officer-Equity,

Holland Capital Management LLC

Susan M. Chamberlain,
Chief Compliance Officer

The Lou Holland Trust and

Holland Capital Management LLC

Laura J. Janus, Secretary and Treasurer

Managing Director and

Chief Investment Officer-Fixed Income,

Holland Capital Management LLC

INVESTMENT ADVISER

Holland Capital Management LLC

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

FUND ACCOUNTANT AND ADMINISTRATOR

Jackson Fund Services

225 West Wacker Drive

Chicago, IL 60606

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779

DISTRIBUTOR

Foreside Distribution Services, LLC

100 Summer Street, 15th Floor

Boston, MA 02110

CUSTODIAN

U.S. Bank, N.A.

Milwaukee, WI 53212

SPECIAL COUNSEL

Jorden Burt LLP

Washington, DC 20007

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures are effective and that they provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (the "Act")) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Not applicable.
(2) Certifications required by Rule 30a-2(a) under the Act are attached hereto.
(3) Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President and Principal Executive Officer
Date:	August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Monica L. Walker
Name:	Monica L. Walker
Title:	President and Principal Executive Officer
Date:	August 15, 2008

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer and Principal Financial Officer
Date:	August 15, 2008

EXHIBIT LIST

Exhibit 12(a)(1)	Not applicable

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act